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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                  June 30, 2005
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


                011-15489                              65-0722193
                ---------                              ----------
       (Commission File Number)             (IRS Employer Identification No.)


        11900 Biscayne Boulevard Suite 700
                   Miami, Florida                              33181
                   --------------                              -----
      (Address of Principal Executive Offices)               (Zip Code)


                                 (305) 503-8600
              (Registrant's Telephone Number, Including Area Code)
              ----------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01    Entry into a Material Definitive Agreement.

On June 30, 2005, the board of directors of Epixtar Corp. (the "Company") granted and conveyed an aggregate of 1,500,000 shares of Voxx Corporation common stock owned by the Company (the "Restricted Shares") to TransVoice LLC, an affiliate of and a consultant to the Company which grant is evidenced by a Restricted Stock Agreement between the Company and the grantee. The grant was made in exchange for consulting services performed and to be performed by TransVoice for Epixtar and Voxx. Voxx Corporation is a subsidiary of the Company. The description of the Restricted Stock Agreement set forth in this
Item 1.01 is a summary only and is qualified in its entirety by reference to a copy of the form of Restricted Stock Agreement which was filed with the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2005. All capitalized terms not otherwise defined herein are set forth in the form of Restricted Stock Agreement.

The Restricted Period for the Restricted Shares commenced on the date of grant and will end on the date of any initial public offering of Voxx common stock. During the Restricted Period, the grantee may not sell, assign, transfer or encumber the Restricted Shares, the right to vote the Restricted Shares or the right to receive dividends on the Restricted Shares (collectively, the "Restrictions"), provided that the grantee shall have all other rights of a stockholder of Voxx which the Company previously had with respect to the shares, including, without limitation, the right to receive dividends on and the right to vote the shares.

The Restricted Shares shall vest upon any initial public offering of Voxx common stock, at which time the Restrictions shall lapse with respect to such shares. The Restricted Stock Agreement provides that all rights to the Restricted Shares shall be forfeited to the Company without consideration in the event that an initial public offering of Voxx common stock does not occur prior to July 31, 2006.

At the request of the Company, Voxx or any representative of the underwriters in connection with an initial public offering of Voxx common stock, the grantee shall be subject to a lock-up period in connection with such initial public offering with respect to the shares granted under the Restricted Stock Agreement, whether vested or still restricted.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         EPIXTAR CORP.
                                         (Registrant)


Date: July 18, 2005                  By        /s/ IRVING GREENMAN
                                       -------------------------------------
                                                   Irving Greenman
                                               Chief Financial Officer